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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April 19, 2005

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                                 Deb Shops, Inc.
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               (Exact Name of Registrant as Specified in Charter)

            Pennsylvania               0-12188               23-1913593
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   (State or Other Jurisdiction      (Commission          (IRS Employer
        of Incorporation)            File Number)       Identification No.)


              9401 Blue Grass Road,
           Philadelphia, Pennsylvania                           19114
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    (Address of Principal Executive Offices)                  (Zip Code)

       Registrant's telephone number, including area code: (215) 676-6000

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

                        --------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 4.02. NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED
           AUDIT REPORT OR COMPLETED INTERIM REVIEW.

         As previously announced on March 9, 2005, Deb Shops, Inc. (the "Company") commenced a review of its practices regarding the accounting for leases and related depreciation of leasehold improvements. This review was conducted as a result of the views expressed by the Office of the Chief Accountant of the SEC in a letter dated February 7, 2005 to the American Institute of Certified Public Accountants. Based on the results of this review, management of the Company, together with the Audit Committee of the Company's Board of Directors and the Company's independent auditors for the applicable prior years concluded on April 19, 2005 that restatements of the financial statements for prior fiscal years were required. Accordingly, the Company's previously issued consolidated financial statements in the reports the Company has filed for its fiscal years ended January 31, 2003 and January 31, 2004 should no longer be relied upon.

         The restatements to the Company's historical financial statements also incorporate the previously announced change in presentation of the Company's investment in auction rate securities. These investments, which have historically been classified as cash and cash equivalents because of the short duration of their interest rate reset periods, are now classified as marketable securities. As a result, the amounts of previously reported cash and cash equivalents have decreased, fully offset by the amounts included in marketable securities. Additionally, cash flows from investing activities now reflect the gross purchases and sales of these securities

         For a summary of the effects of these adjustments on the Company's consolidated statements of operations and of cash flows for the years ended January 31, 2004 and 2003, the Company's consolidated balance sheet as of January 31, 2004 and the Company's consolidated statement of shareholders' equity as of February 1, 2002, see the press release attached hereto as Exhibit
99. For additional information regarding the effects of these adjustments on the Company's financial statements, see the Company's Annual Report on Form 10-K for the fiscal year ended January 31, 2005 filed with the Commission on April 20, 2005.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)   Exhibits

         The following exhibit is filed with this Current Report on Form 8-K:

         Exhibit
         No.             Description
         -------         -----------
         99              Press release, dated April 21, 2005, captioned "DEB
                         SHOPS ANNOUNCES FINAL RESULTS OF LEASE ACCOUNTING
                         REVIEW, RESTATES PRIOR FINANCIAL STATEMENTS AND FILES
                         FISCAL 2005 ANNUAL REPORT ON FORM 10-K."


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                                   Signatures
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             DEB SHOPS, INC.


Dated: April 21, 2005                        By: Barry J. Susson
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                                                 Barry J. Susson
                                                 Chief Financial Officer


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                                  EXHIBIT INDEX
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     The following exhibit is filed as part of this Current Report on Form 8-K:

     Exhibit
     No.               Description
     -------           -----------
     99*               Press release, dated April 21, 2005, captioned "DEB
                       SHOPS ANNOUNCES FINAL RESULTS OF LEASE ACCOUNTING
                       REVIEW, RESTATES PRIOR FINANCIAL STATEMENTS AND FILES
                       FISCAL 2005 ANNUAL REPORT ON FORM 10-K."

     * Filed electronically herewith.


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